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                                                                    EXHIBIT 1(a)



                                 ERGOBILT, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                                  ------------

                             UNDERWRITING AGREEMENT

                                  ------------

                                                              January ____, 1997
Cruttenden Roth Incorporated
Principal Financial Securities, Inc.
  As Representatives of the several
  Underwriters named in Schedule I hereto,
c/o Cruttenden Roth Incorporated
18301 Von Karman
Irvine, CA  92612

Dear Ladies and Gentlemen:

       ErgoBilt, Inc., a Texas corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,500,000 shares and, at the election of the Underwriters, up to 225,000 additional shares of Common Stock, par value $.01 per share ("Stock") of the Company. The aggregate of 1,500,000 shares to be sold by the Company is herein called the "Firm Shares" and the aggregate of 225,000 additional shares to be sold by the Company is herein called the "Optional Shares." The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to
Section 2 hereof are herein collectively called the "Shares."

       1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

              (a) A registration statement in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or to the knowledge of the Company threatened by the Commission (any preliminary prospectus included in such registration
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       statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission (the "Rules and Regulations") under the Securities Act of 1933, as amended (the "Securities Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A or Rule 434 under the Securities Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, being hereinafter called the "Prospectus");

              (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission or the Blue Sky or securities authority of any jurisdiction, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

              (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

              (d) None of the Company, any of its subsidiaries or BodyBilt Seating, Inc., a Texas corporation ("BodyBilt"), has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is material to the general affairs, management, financial position, stockholders' equity or results of operations of the Company and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company, any of its subsidiaries or BodyBilt or any material adverse change, or any development involving
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       a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, its subsidiaries or BodyBilt, otherwise than as set forth or contemplated in the Prospectus;

              (e) The Company, its subsidiaries and BodyBilt have good and marketable title in fee simple or, in jurisdictions outside of the United States, the substantive equivalent thereto, to all material real property and good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, its subsidiaries and BodyBilt; and any material real property and buildings held under lease by the Company, its subsidiaries and BodyBilt are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, its subsidiaries or BodyBilt;

              (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation;

              (g) BodyBilt has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

              (h) The Agreement and Plan of Merger, by and among the Company, EB Subsidiary, Inc., a Texas corporation and wholly-owned subsidiary of the Company ("Newco"), BodyBilt and all of BodyBilt's shareholders (the "Shareholders") entered into as of August 19, 1996 (the "Merger Agreement"), pursuant to which BodyBilt shall merge with and into Newco (the "Merger"), and the transactions contemplated therein, have been duly and validly authorized by the Company, Newco, BodyBilt and the Shareholders, and the Merger Agreement has been duly and validly executed and delivered by the Company, Newco, BodyBilt and the Shareholders;





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              (i)    The Company has full legal right, corporate power and
       authority to enter into this Agreement. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company;

              (j) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and conform to the aggregate number and description thereof, on a pro forma basis to give effect to the Merger and on an as adjusted basis to give effect to the issue and sale of the Shares, as set forth and contained in the Prospectus; all of BodyBilt's outstanding shares of capital stock have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (k) Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the Company nor Newco has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's outstanding stock options and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such options, plans, arrangements, and rights;

              (l) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

              (m) All offers and sales of (i) the Common Stock by the Company (other than the Shares); and (ii) the capital stock of BodyBilt were at all relevant times exempt from the registration requirements of the Securities Act and were the subject of an available exemption from the registration requirements of applicable state securities or Blue Sky laws;

              (n) When duly countersigned by the Company's transfer agent and registrar and delivered to the Underwriters in accordance with the provisions of this Agreement, good





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       and marketable title to the unissued Shares to be issued and sold by the
       Company to the Underwriters hereunder will pass to the Underwriters free and clear of any liens, security interests, adverse claims, equities or other encumbrances of any kind or character, except as may be created by any Underwriter. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of any of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right that has not been waived in writing to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the public offering contemplated by this Agreement;

              (o) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, sale/leaseback agreement or other agreement or instrument (collectively, the "Specified Documents") to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound except for any such conflict, breach, violation or default, either individually or in the aggregate, which could not reasonably be expected to have a material adverse effect on the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), or to which any of the property or assets of the Company or any of its subsidiaries is subject; nor (ii) result in any violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or government agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except with respect to the violation of any statute, order, rule or regulation of any court or government agency or body, which violation, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters; except with respect to those failures to so obtain or make which could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect;

              (p) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending, or to knowledge of the Company, threatened to which the Company, any of its subsidiaries or, to the best of the Company's knowledge, BodyBilt is a party or of which any property of the Company, any of its subsidiaries or BodyBilt is the subject, which are required to be disclosed in the Prospectus or which, if determined adversely to the Company, any of its subsidiaries or BodyBilt, would individually or in the aggregate have a Material Adverse Effect (assuming the consummation of the transactions contemplated by the Merger Agreement); and, to the





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       best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (q) Neither the Company nor BodyBilt is in violation of any law, ordinance, governmental rule or regulation or court decree to which either of them may be subject, which violation might have a Material Adverse Effect;

              (r) The Company and BodyBilt comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not have a Material Adverse Effect. Neither the Company nor BodyBilt (i) is the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation evaluating whether any remedial action by the Company or BodyBilt is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or BodyBilt's business operations or ownership or possession of any of the properties or assets, or (ii) is in contravention of any Environmental Law that could reasonably be expected to have a Material Adverse Effect. Neither the Company nor BodyBilt has received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened lawsuits against them, with respect to violations of any Environmental Law or in connection with any release of Hazardous Materials into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect. As used herein, "Environmental Laws" means any federal, state, city or local law or regulation applicable to the Company's or BodyBilt's business operations or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws;

              (s) The Company and BodyBilt have timely (giving effect to permitted extensions) filed and properly prepared all necessary federal, state, local and foreign income, franchise and any other required tax returns and has paid all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or BodyBilt which might have a Material Adverse Effect;

              (t) None of the Company, BodyBilt nor any officers, directors, employees or agents or any other persons associated with or acting on behalf of the Company or BodyBilt has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance requiring such disclosure, (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (iv) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or BodyBilt sells





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       or from which the Company or BodyBilt buys products for the purpose of influencing such agent or person to buy products from or sell products to the Company or BodyBilt, (v) made any other bribe, rebate, payoff, influence payment, kickback or other unlawful payment or (vi) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or BodyBilt;

              (u) Except for the several Underwriters and the Representatives, the Company has taken no action that would result in nor, to the best knowledge of the Company, no claims for services exist in the nature of and no person has any right to receive a finder's fee, brokerage fee or similar fee with respect to this offering for which the Company or any of the several Underwriters may be responsible;

              (v) The Company and BodyBilt have their respective properties adequately insured against loss or damage by fire and maintains such other insurance as is prudent or customarily maintained by companies in the same or similar business and in the same or similar locality;

              (w) KPMG Peat Marwick LLP and Thompson, Derrig & Slovacek PC who have certified financial statements of the Company, its subsidiaries and BodyBilt, are independent public accountants as required by the Securities Act and the Rules and Regulations;

              (x) The historical financial statements, including the notes thereto, and schedules included in the Registration Statement and the Prospectus present fairly, on the basis stated therein, the financial position of the Company and BodyBilt as of the dates of such financial statements and the results of such operations for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise disclosed in the Registration Statement; the schedules included in the Registration Statement present fairly the information required to be stated therein; and the other historical financial data of the Company and BodyBilt included in the Registration Statement and the Prospectus are materially accurate and prepared on a basis consistent with such financial statements and schedules and the books and records of the Company and BodyBilt, respectively;

              (y) The pro forma financial information included in the Registration Statement and the Prospectus presents fairly the information shown therein, has been prepared in accordance with generally accepted accounting principles and the Rules and Regulations with respect to pro forma information, has been properly compiled on the pro forma basis described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances;

              (z) The Company owns all of the outstanding capital stock of Newco. The Company does not own or control any corporation, association or other entity, other than Newco. Newco has been duly organized and is validly existing as a corporation in good





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       standing under the laws of its respective state of incorporation, with requisite corporate power and authority to own, lease and operate its properties, and to conduct the business in which it is engaged as described in the Prospectus. Newco is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a Material Adverse Effect;

              (aa) The Company, its subsidiaries and BodyBilt own, or possess adequate rights to use, all the patents, trademarks, service marks, trade names and copyrights ("Intellectual Property") necessary for the conduct of their business as currently conducted by them and has taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets and know-how that are valid and protectible and are not part of the public knowledge or literature ("Trade Secrets"). The Company has not received any written notice of infringement of or conflict with, and to the best knowledge of the Company, none of the activities engaged in by the Company and BodyBilt infringes or conflicts with Intellectual Property rights of others. Any of the Company's employees and any other person authorized by the Company, who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed the Trade Secrets of the Company, or who have knowledge of or access to information relating to them, have been put on notice that the Trade Secrets of the Company are proprietary to the Company and are not to be divulged or misused and the Company's employees have entered into written agreements with the Company requiring the continued confidentiality of the Trade Secrets;

              (bb) Except as set forth in the Prospectus, no person has any right to require the Company to register any securities under the Securities Act;

              (cc) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Stock to facilitate the sale or resale of the Shares;

              (dd) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940;

              (ee) There are no Specified Documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Securities Act or by the regulations thereunder that have not been described or referred to therein or filed as required;

              (ff) The Company and BodyBilt each maintains a system of internal accounting controls that, taken as a whole, are sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial





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       statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

              (gg) The Company and BodyBilt have each complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), relating to doing business with the Government of Cuba or any person or affiliate located in Cuba;

              (hh) There are no outstanding loans or advances or guarantees of indebtedness by the Company to or for the benefit of any affiliate of the Company, any of the officers or directors of the Company, or any of the members of the families of any of them, or any other business relationships or related-party transaction of the nature described in
       Item 404 of Regulation S-K involving the Company or BodyBilt and any other persons referred to in said Item 404, which are required by the Rules and Regulations to be described in the Registration Statement and the Prospectus, except such that are so described; and

              (ii) The Company is eligible to use Form S-1 for the registration of the Shares.

       2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company,
at a purchase price per share of $       , the number of Firm Shares (to be
adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company as set forth in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.

       The Company hereby grants to the Underwriters the right to purchase at their election up to 225,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 45 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

       3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

       4. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Cruttenden Roth Incorporated may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in same day funds, or by payment in such other manner as shall be agreed to in writing by the Company and Cruttenden Roth Incorporated, all at the offices of Cruttenden Roth Incorporated, 18301 Von Karman, Irvine, CA 92612, or at such other place as shall be agreed upon by you and the Company. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:00 a.m., Dallas time, on _______________, 1997, or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:00 a.m., Dallas time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

       5.     The Company agrees with each of the Underwriters:

              (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) or Rule 434 under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary

       Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a Prospectus is required at any time prior to the expiration of nine months after the time of the issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

              (d) To make generally available to its security holders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including at the option of the Company Rule 158);

              (e) (i) During the period beginning on the date hereof and continuing to and including the date 180 days after the effective date of the Registration Statement, not to, directly or indirectly, offer, sell, contract to sell, grant any option to sell or otherwise dispose of Stock, or other securities which are substantially similar to the Stock, or securities which are convertible or exercisable or exchangeable for any rights to purchase or acquire Stock or other securities which are substantially similar to the Stock, without your prior written consent (other than the sale of the Shares pursuant to this Agreement, securities issued pursuant to the Merger Agreement or upon exercise of warrants existing as of the date of this Agreement, or the grant of options or of restricted stock awards pursuant to stock option or restricted stock plans existing on the date of this Agreement provided such options are not exercisable within the 180 day period); and (ii) that it will use its reasonable efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith, and will otherwise enforce its rights under each such agreement, in each case unless and to the extent that it shall have obtained your prior written consent;

              (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

              (g) During a period of five years after the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

              (h) To use its best efforts to have the Shares accepted timely for quotation on the Nasdaq National Market;

              (i) To take all actions, necessary or appropriate, to validly consummate the Merger contemporaneously with the closing of the sale of the Firm Shares;

              (j) To apply the net proceeds from the sale of the Shares in the manner described in "Use of Proceeds" in the Prospectus; and

              (k) To give notice of termination of the Business Management Contract entered into by and between BodyBilt and Agrivest, Inc., dated January 1, 1996, immediately upon the closing of the sale of the Firm Shares;

              (l) To file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the Securities Act; and

              (m) To comply with all provisions of all undertakings contained in the Registration Statement.

       6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid all costs and expenses incident to the performance of the Company's obligations hereunder including: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, if any, and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters (not to exceed $30,000) in connection with such qualification and in connection with the Blue Sky survey, if any; (iv) the filing fees and the fees and disbursements of counsel for the Underwriters incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) the costs of preparing, printing and distributing bound volumes for the Representatives and their counsel; and (viii) a non-accountable expense allowance equal to 2% of the aggregate offering price to the public of the Firm Shares (less a $15,000 advance previously paid to Cruttenden Roth Incorporated) (the "Non-Accountable Expense Allowance"), subject to Section 9 and 11 hereof. Except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

       7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

              (b) Gardere & Wynne, L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, this Agreement, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (c) Wolin, Fuller, Ridley & Miller LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus. The Company is not in violation of its Articles of Incorporation or Bylaws;

                     (ii) BodyBilt has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas;

                     (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery, but with respect to such Shares to be issued and delivered by the Company, when issued and delivered by the Company pursuant to this Agreement against payment therefor) have been duly and validly authorized and issued and are fully paid and non-assessable; were not issued in violation of any statutory preemptive rights or, to such counsel's knowledge, in violation of any other preemptive rights or other rights to subscribe for or purchase any securities; neither the Articles of Incorporation nor Bylaws of the Company contain any restriction upon the voting or transfer of any of the shares of capital stock of the Company (including the Shares), except such restrictions as may be imposed by federal or state securities laws or as may be expressly described in the Prospectus; and the Shares conform to the description of the Stock contained in the Prospectus;

                     (iv) Except as disclosed or specifically described in the Prospectus, to their knowledge, there are no outstanding options, warrants or other rights of the Company calling for the issuance of, and no commitments or obligations to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

                     (v) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except for those failures to be qualified or in good standing which will not in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of Secretaries of State or other appropriate public officials and in respect of matters of fact upon certificates of officers of the Company;

                     (vi) To their knowledge, no holders of securities of the Company have rights that have not been waived in writing to the registration of shares of

              Common Stock or other securities which would be required to be included in the Registration Statement filed by the Company or included in the offering contemplated hereby;

                     (vii) Each subsidiary of the Company listed on Exhibit A has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued and outstanding shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and such shares (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of Secretaries of State or other appropriate public officials and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such officers' certificates); and such subsidiaries are not in violation of their Articles of Incorporation or Bylaws;

                     (viii) To such counsel's knowledge and other than as set
              forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, any of its subsidiaries or BodyBilt is a party or of which any property of the Company, any of its subsidiaries or BodyBilt is the subject which, if determined adversely to the Company, any of its subsidiaries or BodyBilt, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries (assuming the consummation of the transactions contemplated by the Merger Agreement); and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

                     (ix) The Company has requisite corporate power and authority to enter into this Agreement and to sell and deliver the Shares to be sold by it to the Underwriters; this Agreement has been duly authorized, executed and delivered by the Company;

                     (x) The issue and sale to you of the Shares being delivered at such Time of Delivery by the Company in accordance with and upon the terms and conditions set forth herein and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Specified Document known to such counsel (based solely on their review of the documents on a list of all Specified Documents of the Company as certified by the Chief Executive Officer and the Chief Financial Officer of the Company and such other Specified Documents, if any, known to members of such counsel devoting substantive attention to matters as to which such counsel has been retained by the Company), which conflict, breach, violation or default, either individually or in the aggregate, would have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, which violation, either individually or in the aggregate, would have a Material Adverse Effect;

                     (xi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters; and

                     (xii) The Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or overtly threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been, or will be, made in the manner and within the time period required by such Rule 424(b);

                     (xiii) The descriptions in the Registration Statement and
              the Prospectus of the statutes, regulations, legal or governmental proceedings, written contracts and other written documents therein described, to the extent that such descriptions constitute summaries of matters of law, documents or proceedings, or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;

                     (xiv) To such counsel's knowledge, the following are accurate in all material respects and comply with all applicable requirements of the Rules and Regulations: (i) descriptions in the Prospectus of written contracts and other written documents filed as exhibits to the Registration Statement, other than the Underwriting Agreement, and descriptions in the Prospectus of trademarks; (ii) statements under the captions "Management--Audit Committee," "--Compensation Committee," "--Stock Option Plan," and "-- Employment and Consulting Agreements," and "Description of Capital Stock--Common Stock," "--Preferred Stock," --Series A Preferred Stock," "--Certain Anti-Takeover Provisions," and "--Limitations on Liability;" (iii) statements in "Certain Transactions" describing written contracts and other written documents filed as exhibits to the Registration Statement and transactions in which the Company is or was a party; and (iv) summaries of law included in "Shares Eligible for Future Sale." Notwithstanding anything in the previous sentence to the contrary, such opinion shall not include any matters with respect to any numerical information, including payments accrued or made or number of shares issued, outstanding, issuable or eligible for sale, other than the number of authorized shares of the Company. In addition, such counsel does not know of any written contracts or other documents of a character required to be summarized or described in the Prospectus or required to be filed as exhibits in the Registration Statement that are not so summarized, described or filed, as required, nor does such counsel know of any pending or threatened litigation on any governmental action, suit or proceeding, statute or regulation required to be described in the Prospectus that is not so described; and

                     (xv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or financial or statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

              In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Texas (excluding conflict of law rules) and the federal laws of the United States; such counsel may also state that they have relied upon the opinion of Brantley & Holt, LLP, without independent check or verification, as to matters relating to BodyBilt set forth in Section 7(c)(viii);

              Such counsel shall also state that such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants of the Company and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed, have participated in the preparation of the Registration Statement and the Prospectus, have reviewed all documents referred to in the Prospectus or annexed as an exhibit to the Registration Statement, as well as certain other corporate documents furnished to such counsel by the Company and, on the basis of the foregoing and without independent check or verification, no facts have come to the attention of such counsel to lead such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or financial or statistical data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or financial or statistical data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules or financial or statistical data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and although such counsel has not undertaken to determine independently the accuracy or completeness of the statements contained in the Registration Statement or Prospectus and takes no responsibility therefor, they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

              (d) Brantley & Holt, LLP, counsel for BodyBilt, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) All of the issued shares of capital stock of BodyBilt have been duly and validly authorized and issued and are fully paid and non-assessable, were not issued in violation of any statutory preemptive rights or, to such counsel's knowledge, in violation of any other preemptive rights or other rights to subscribe for or purchase any securities; neither the Articles of Incorporation nor Bylaws of BodyBilt contain any restriction upon the voting or transfer of any of the shares of capital stock of BodyBilt, except such restrictions as may be imposed by federal or state securities laws or as may be expressly described in the Prospectus;

                     (ii) BodyBilt has all power and authority (corporate and other) to own its properties and conduct its business as currently being conducted;

                     (iii) BodyBilt has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of Secretaries of State or other appropriate public officials and in respect of matters of fact upon certificates of officers of BodyBilt, provided that such counsel shall state that they believe that both you and they are justified in relying upon such officers' certificates); and

                     (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which BodyBilt is a party or of which any property of BodyBilt is the subject which, if determined adversely to BodyBilt, would individually or in the aggregate have a material adverse effect on the business, prospects, properties, operations, condition (financial or otherwise) or results of operation of BodyBilt; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

              (e) At 9:00 a.m., Dallas time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, KPMG Peat Marwick LLP and Thompson, Derrig & Slovacek PC shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I and Annex II, respectively, hereto;

              (f) (i) None of the Company, any of its subsidiaries or, to the best knowledge of counsel for the Company, BodyBilt shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus except for those losses, interferences, disputes, actions, orders, or decrees which, in the aggregate will not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than issuances of securities pursuant to the Merger Agreement, or upon the exercise of options or warrants which were outstanding on the date of the latest balance sheet included in the Prospectus or existing as of the date of this Agreement), short-term or long-term debt of the Company, any of its subsidiaries or BodyBilt (other than changes in the ordinary course of business or as described in the Prospectus) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, its subsidiaries or BodyBilt otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

              (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either federal or New York authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such outbreak or escalation of hostilities specified in this Clause
       (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated by the Prospectus;

              (h) The Shares to be sold by the Company at such Time of Delivery shall have been duly accepted, subject to notice of issuance, for quotation on the Nasdaq National Market;

              (i) The Company shall have furnished or caused to be furnished to you at such Time of Delivery a certificate of officers of the Company, satisfactory to you as to the accuracy of the representations and warranties of the Company herein, at and as of such Time of Delivery, as to the performance by the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request;

              (j) On or prior to the First Time of Delivery, Gerald McMillan, Gerard Smith, Drew Congleton, Mark McMillan and Dr. Richard Troutman shall have entered into Lock-up Agreements with the Underwriters, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Lock-Up Period"), not to, directly or indirectly, offer, sell, contract to sell, grant any option to sell or otherwise dispose of any Stock, or other securities which are substantially similar to the Stock, or securities which are convertible into or exercisable or exchangeable for or any rights to purchase or acquire Stock or other securities which are substantially similar to the Stock, without your prior written consent and to, for a period of two years commencing on the expiration of the Lock-Up Period, grant Cruttenden Roth Incorporated a right of first refusal to act as the sole broker/dealer for any sales of stock by such persons made pursuant to Rule 144 under the Securities Act; and

              (k) The Company shall have executed and delivered to Cruttenden Roth Incorporated the Common Stock Purchase Warrant pursuant to and in the form of the Warrant Agreement executed and delivered concurrently herewith.

       8.     (a)    The Company will indemnify and hold harmless each
       Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity contained in this
       Section 7(a) shall not inure to the benefit of any such indemnified Underwriter, and the Company shall not be liable to any such indemnified Underwriter on account of any such losses, liabilities, claims, damages or expenses arising from the sale of the Shares by such Underwriter to any person if there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, within the time required by the Securities Act (if required thereby), and the untrue statements or the alleged untrue statement of a material fact or omission or alleged omission to state a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of noncompliance by the Company with its obligations hereunder.

              (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the first and third paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except to the extent that the indemnifying party has been actually materially prejudiced in any material respect by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with one counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

              (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become an officer or director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

       9.     (a)    If any Underwriter shall default in its obligation to
       purchase the Shares which it has agreed to purchase hereunder at the Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that they have so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

              (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or the Company, except for the accountable out-of-pocket expenses to be borne by the Company and the Underwriters as provided in
       Section 6 hereof and the indemnity and contribution agreements in
       Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

       10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

       11. (a) If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not be under any liability to any Underwriter except for accountable out-of-pocket expenses, as provided in Section 6, and any indemnification and contribution obligations arising under
       Section 8 hereof; but, if for any other reason any Shares are not delivered by on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all accountable out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered (such out-of-pocket expenses not to exceed $50,000), less any amounts previously paid by the Company pursuant to Section 6 hereof, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except for any indemnification and contribution obligations arising under Section 8 hereof. Notwithstanding anything to the contrary set forth herein, if this Agreement is terminated for any reason the Company shall be under no liability to pay the Non- Accountable Expense Allowance.

              (b) If the Underwriters are ready, willing and able to effectuate the offering of the Shares at a price to the public of not less than $7.00 per share and the Company defaults in its obligation to sell the Shares to the Underwriters (an "Aborted Offering"), the Company covenants and agrees (i) not to sell any of its capital stock to the public through an underwritten offering at any time on or prior to May 20, 1997 and (ii) if such public sale is consummated, to pay Cruttenden Roth Incorporated a fee of $75,000, less any amounts previously paid by the Company pursuant to Sections 6 or 11(a), which amount the Company covenants and agrees is fair compensation for services performed by Cruttenden Roth Incorporated in connection with the Aborted Offering.

              (c) If on or prior to May 20, 1997 the Company is acquired, merges, sells all or substantially all of its assets or otherwise effects a corporate reorganization with any other entity and, as a result thereof, the Company defaults in its obligation to sell the Shares to the Underwriters (a "Terminated Offering"), the Company covenants and agrees to pay Cruttenden Roth Incorporated a fee of $150,000, less any amounts previously paid by the Company pursuant to Sections 6 and 11(a), which amount the Company covenants and agrees is fair compensation for services performed by Cruttenden Roth Incorporated in connection with the Terminated Offering.

       12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Cruttenden Roth Incorporated on behalf of you as the Representatives.

       All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Cruttenden Roth Incorporated, 18301 Von Karman, Irvine, CA 92612; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

       13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in
Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

       14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

       15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (OTHER THAN ITS CONFLICTS OF LAW PROVISIONS).

       16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

       If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                           Very truly yours,

                                           ERGOBILT, INC.




                                           By:
                                              -----------------------------
                                           Name:
                                           Title:



Accepted as of the date hereof:

CRUTTENDEN ROTH INCORPORATED
PRINCIPAL FINANCIAL SECURITIES, INC.


By:
   --------------------------------------
    (Cruttenden Roth Incorporated)
    On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                              NUMBER OF
                                                                                              OPTIONAL
                                                                        TOTAL               SHARES TO BE
                                                                      NUMBER OF             PURCHASED IF
                                                                        FIRM                   MAXIMUM
                                                                    SHARES TO BE               OPTION
 UNDERWRITER                                                          PURCHASED               EXERCISED
 -----------                                                          ---------               ---------
 Cruttenden Roth Incorporated. . . . . . . . . . . . . . . .
 Principal Financial Securities, Inc.  . . . . . . . . . . .
 [Names of other Underwriters] . . . . . . . . . . . . . . .






                                                                      ---------                 --------
         Total                                                        1,500,000                  225,000
                                                                      =========                 ========

                                                                         ANNEX I

       Pursuant to Section 7(e) of the Underwriting Agreement, KPMG Peat Marwick LLP shall furnish letters to the Underwriters to the effect that:

              (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published Rules and Regulations;

              (ii) In their opinion, the financial statements and any supplementary financial information and schedules of the Company and BodyBilt audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company and BodyBilt for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

              (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of, in the case of the Company, a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter and in the case of BodyBilt, a reading of the latest available interim financial statements of BodyBilt, inspection of the minute books of BodyBilt since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of BodyBilt responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) any unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows as of dates or for periods beginning after June 30, 1996 included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                     (B) any other unaudited income statement data and balance sheet items for the periods or as of the dates referred to in Clause (A) above included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements as of dates or for periods beginning after June 30, 1996 and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                     (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries or BodyBilt, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus; except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                     (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph
       (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries and BodyBilt, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and BodyBilt and have found them to be in agreement.

                                                                        ANNEX II


       Pursuant to Section 7(e) of the Underwriting Agreement, Thompson, Derrig & Slovacek PC shall furnish letters to the Underwriters to the effect that:

              (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published Rules and Regulations; and

              (ii) In their opinion, the financial statements and any supplementary financial information and schedules of BodyBilt audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of BodyBilt for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives").





                                     AII-1

                                   EXHIBIT A


              CORPORATE                                  JURISDICTION OF
              SUBSIDIARIES                               INCORPORATION
              ------------                               -------------
       1)     EB Subsidiary, Inc.                            Texas





                                      E-1